                                                                      Exhibit 24

                                POWER OF ATTORNEY

     The undersigned officers and directors of Fulton Financial Corporation hereby constitute and appoint Rufus A. Fulton, Jr., Charles J. Nugent and William R. Colmery, or each of them singly, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority to sign for the undersigned and in their respective names, in any and all capacities, any and all amendments (including post-effective amendments) to this Registration Statement and generally to take all such steps as may be necessary or appropriate to enable Fulton Financial Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission related thereto, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, as herein authorized.


        Signature                   Capacity                    Date
        ---------                   --------                    ----


  /s/Jeffrey G. Albertson           Director              April 21, 1998
-----------------------------
    (Jeffrey G. Albertson)


  /s/James R. Argires               Director              April 21, 1998
-----------------------------
       (James R. Argires)

                                    Director              April 21, 1998
-----------------------------
   (Donald M. Bowman, Jr.)


  /s/Thomas D. Caldwell, Jr.        Director              April 21, 1998
-----------------------------
   (Thomas D. Caldwell, Jr.)

                                Senior Vice President     April 21, 1998
  /s/Beth Ann L. Chivinski          and Controller
-----------------------------   (Principal Accounting
    (Beth Ann L. Chivinski)            Officer)



  /s/Harold D. Chubb                Director              April 21, 1998
-----------------------------
      (Harold D. Chubb)

        Signature                   Capacity                    Date
        ---------                   --------                    ----


  /s/William H. Clark, Jr.          Director              April 21, 1998
-----------------------------
   (William H. Clark, Jr.)


  /s/Frederick B. Fichthorn         Director              April 21, 1998
-----------------------------
   (Frederick B. Fichthorn)


                                    Director              April 21, 1998
-----------------------------
     (Patrick J. Freer)


                                 President, Chief         April 21, 1998
  /s/Rufus A. Fulton, Jr.      Executive Officer and
-----------------------------         Director
    (Rufus A. Fulton, Jr.)      (Principal Executive
                                      Officer)



  /s/Eugene H. Gardner              Director              April 21, 1998
-----------------------------
     (Eugene H. Gardner)

                               Chairman of the Board      April 21, 1998
  /s/Robert D. Garner              and Director
-----------------------------
     (Robert D. Garner)


  /s/Daniel M. Heisey               Director              April 21, 1998
-----------------------------
     (Daniel M. Heisey)


  /s/J. Robert Hess                 Director              April 21, 1998
-----------------------------
      (J. Robert Hess)


  /s/Carolyn R. Holleran            Director              April 21, 1998
-----------------------------
    (Carolyn R. Holleran)


  /s/Clyde W. Horst                 Director              April 21, 1998
-----------------------------
      (Clyde W. Horst)


  /s/Samuel H. Jones, Jr.           Director              April 21, 1998
-----------------------------
    (Samuel H. Jones, Jr.)

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        Signature                   Capacity                    Date
        ---------                   --------                    ----


  /s/Bernard J. Metz, Sr.          Director               April 21, 1998
-----------------------------
   (Bernard J. Metz, Sr.)

                                 Executive Vice           April 21, 1998
  /s/Charles J. Nugent         President and Chief
-----------------------------   Financial Officer
     (Charles J. Nugent)       (Principal Financial
                                     Officer)



  /s/Arthur M. Peters, Jr.          Director              April 21, 1998
-----------------------------
   (Arthur M. Peters, Jr.)


  /s/Stuart H. Raub, Jr.            Director              April 21, 1998
-----------------------------
    (Stuart H. Raub, Jr.)


  /s/William E. Rusling             Director              April 21, 1998
-----------------------------
     (William E. Rusling)


  /s/Mary Ann Russell               Director              April 21, 1998
-----------------------------
     (Mary Ann Russell)

  /s/John O. Shirk                  Director              April 21, 1998
-----------------------------
        (John O. Shirk)

                                  Executive Vice          April 21, 1998
  /s/R. Scott Smith                  President
-----------------------------
        (R. Scott Smith)


  /s/James K. Sperry              Executive Vice
-----------------------------     President and
       (James K. Sperry)            Director



  /s/Kenneth G. Stoudt              Director              April 21, 1998
-----------------------------
     (Kenneth G. Stoudt)